Exhibit 10.1

AMENDMENT TO CONSULTING AGREEMENT

This Amendment to Consulting Agreement, dated as of June 30, 2015 (this "Amendment"), is between SS International Consulting, Ltd. (the "Consultant") and Medytox Solutions, Inc., a Nevada corporation ("MMMS").

WHEREAS, the Consultant and MMMS are parties to that certain Consulting Agreement, dated March 15, 2014 (the "Consulting Agreement"); and

WHEREAS, the Consultant and MMMS desire to amend certain provisions of the Consulting Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Compensation and Bonus. The Compensation and Bonus section of the Consulting Agreement is amended by adding the following at the end thereof:

MMMS agrees to issue 200,000 shares of common stock, par value $.0001 per share (the "Common Stock"), to the Consultant. The Consultant represents and warrants to MMMS as follows:

It is acquiring the Common Stock for its own account and for investment purposes only and without the intent toward the further sale and/or distribution thereof. In addition, the undersigned is familiar with the business and financial condition of MMMS, has been afforded the opportunity to ask management of MMMS all relevant questions concerning the Common Stock and MMMS, and understands that there are numerous and substantial risks associated with the investment in such Common Stock, including the risk that it may have to bear the complete economic loss of such investment. The undersigned has had an opportunity to review all of MMMS' filings with the Securities and Exchange Commission. It further agrees, acknowledges, represents and warrants that the Common Stock is deemed "restricted" securities and that in order for it to sell, transfer and/or assign any such Common Stock, it would have to effectuate any such transaction pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or in accordance with an exemption from the registration requirements under such Act. It further acknowledges that the exemption currently afforded under Rule 144, promulgated under the Act, requires that it hold the Common Stock for at least six months and that certain other conditions must be satisfied under such Rule at the time of any sale. It further agrees and acknowledges that MMMS has no current intention of filing a registration statement covering said Common Stock. Accordingly, the liquidity of said investment evidenced by the Common Stock is restricted, and it may not be able to sell or otherwise dispose, assign, hypothecate, pledge or otherwise transfer any of such Common Stock for a period of time. In addition, it hereby represents and warrants that neither MMMS nor any of its officers, directors, affiliates or shareholders have made any representations or warranties to it with respect to the future performance of MMMS or the Common Stock. It further represents and warrants that it is an accredited investor, as such term is defined under the Act and that it has the financial sophistication, experience and business acumen necessary in order to evaluate an investment in MMMS and the Common Stock, including the tax consequences related thereto. It further represents and warrants that it is a Bahamian international business corporation.

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2. Reference to and Effect on the Consulting Agreement.

(a) On and after the date hereof, each reference in the Consulting Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Consulting Agreement shall in each case mean and be a reference to the Consulting Agreement as amended hereby.

(b) Except as specifically amended above, the Consulting Agreement is and shall continue to be in full force and effect and in all respects is hereby ratified and confirmed.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

MEDYTOX SOLUTIONS, INC.

By: /s/ Seamus Lagan

SS INTERNATIONAL CONSULTING, LTD.

By: /s/ Sebastien Sainsbury

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